                                         SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D.C.  20549

                                                      FORM 8-K

                                                   CURRENT REPORT
                                         Pursuant to Section 13 or 15(d) of
                                         the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported):
                                                   August 23, 2000

                                              LAMAR CAPITAL CORPORATION

                               (Exact name of registrant as specified in its charter)

                  Mississippi                       000-25145                   64-0733976
                (State or other                 (Commission File             (I.R.S. Employer
                jurisdiction of                      Number)                  Identification
                 incorporation)                                                  Number)

                                              401 Shelby Speights Drive
                                                 Purvis, Mississippi            39475
                                 (Address of principal executive offices)     (Zip code)

                                                   (601) 794-6047
                            (Registrant's telephone number, including area code)

Item 5.  Other Events

        On August 23, 2000, Lamar Capital Corporation issued a press release announcing a stock repurchase program.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                                    99.      Press Release issued by Lamar Capital
                                             Corporation dated August 23, 2000, headed
                                             "Lamar Capital Corporation Announces Stock
                                             Repurchase Program and Declares Quarterly
                                             Dividend."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 23, 2000

                                             LAMAR CAPITAL CORPORATION

                                             By: /s/ Donna T. Rutland
                                                ------------------------------
                                                    Donna T. Rutland
                                                    Chief Financial Officer